UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
 The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2005

CASCADE BANCORP
(Exact name of registrant as specified in its charter)

Oregon	0-23322	93-1034484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 NW Wall Street
Bend, Oregon 97701
 (Address of principal executive offices (Zip Code)

(541) 385-6205

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Form 8-K filed December 28, 2006 is being made to include the financial statements of the acquired business referenced in the original filing.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of business Acquired. The financial statements of F&M Holding Company and Subsidiary are attached hereto.

(b)	Pro Forma Financial Information – incorporated by reference to the preliminary proxy filed by the Registrant with the Commission on Schedule 14A on February 25, 2005.

(d)	99.1 Consent of Moss Adams LLP, Independent auditor for F&M Holding Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned; hereunto duly authorized this 06 day of March , 2006.

CASCADE BANCORP.

Date: March 6, 2006	BY:	/s/ Patricia L. Moss

Patricia L. Moss, President and
Chief Executive Officer

F&M HOLDING COMPANY
AND SUBSIDIARY

INDEPENDENT AUDITOR’S REPORT
and
CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005 AND 2004

601 West Riverside, Suite 1800 Spokane, WA 99201-0663

Phone 509.747.2600 Toll Free 1.800.888.4065 FAX 509.624.5129 www.mossadams.com

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors
F&M Holding Company
Boise, Idaho

We have audited the accompanying consolidated statements of financial condition of F&M Holding Company and subsidiary as of December 31, 2005 and 2004, and the related consolidated statements of income, changes in stockholders’ equity and comprehensive income, and cash flows for the years then ended.  These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on those financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of F&M Holding Company and subsidiary as of December 31, 2005 and 2004, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Spokane, Washington
February 2, 2006

A member of Moores Rowland International an association of independent accounting firms throughout the world	Offices in Principal Cities of Washington, Oregon and California

F&M HOLDING COMPANY AND SUBSIDIARY
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

	December 31,

	2005	2004

ASSETS
Cash and due from banks	$29,868,380	$11,415,874
Interest-bearing accounts with other banks	409,388	15,003,337

Cash and cash equivalents	30,277,768	26,419,211
Securities available for sale	110,154,900	56,593,688
Securities held to maturity	1,615,498	—
Loans held for sale	1,006,849	3,986,693
Loans, net of allowance for loan losses of $6,653,103 and $5,534,369 in 2005 and 2004, respectively	444,985,368	360,222,877
Federal Home Loan Bank stock, at cost	1,246,000	1,241,100
Premises and equipment, net	12,878,822	11,221,300
Accrued interest receivable	3,081,157	1,910,795
Other real estate owned	210,325	526,488
Cash surrender value life insurance	1,481,861	1,423,971
Deferred tax asset	3,805,359	2,499,203
Other assets	1,483,895	1,624,688

TOTAL ASSETS	$612,227,802	$467,670,014
LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Noninterest-bearing deposits	$123,261,991	$96,145,476
Interest-bearing deposits	373,672,998	303,918,641
Securities sold under agreements to repurchase	48,482,376	27,947,493
Federal Home Loan Bank advances	190,000	228,000
Other borrowed funds	18,480,963	—
Accrued interest payable	596,084	426,744
Deferred compensation payable	1,798,244	1,695,954
Stock appreciation rights payable	1,714,881	1,014,881
Accrued expenses and other liabilities	1,525,898	1,502,457

Total liabilities	569,723,435	432,879,646

COMMITMENTS AND CONTIGENCIES (Note 13)
STOCKHOLDERS’ EQUITY
Common stock, $1 par value; 50,000 shares authorized, 20,774 and 19,755 shares issued and outstanding at December 31, 2005 and 2004, respectively	20,774	19,755
Additional paid-in capital	11,622,781	9,623,800
Retained earnings	31,923,812	25,290,813
Accumulated other comprehensive loss	(1,063,000)	(144,000)

Total stockholders’ equity	42,504,367	34,790,368

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$612,227,802	$467,670,014

2	See accompanying notes.

F&M HOLDING COMPANY AND SUBSIDIARY
CONSOLIDATED STATEMENT OF INCOME

	Year Ended December 31,

	2005	2004

INCOME
Interest income on loans, including fees	$31,440,093	$23,702,548
Interest on deposits and investment securities	3,591,618	1,751,305

Total income	35,031,711	25,453,853

INTEREST EXPENSE
Deposits	7,334,196	4,456,770
Repurchase agreements and other borrowed funds	1,811,378	568,348

Total interest expense	9,145,574	5,025,118

Net interest income	25,886,137	20,428,735
Provision for loan losses	1,500,000	1,950,000

Net interest income after provision for loan losses	24,386,137	18,478,735

NONINTEREST INCOME
Service charges on deposit accounts	2,115,530	2,111,542
Gain on sale of residential loans	1,531,079	1,012,316
Trust fees	715,960	529,905
Other income	1,204,048	820,594

Total noninterest income	5,566,617	4,474,357

NONINTEREST EXPENSES
Salaries and employee benefits	12,182,590	8,579,700
Building and occupancy	2,164,876	1,824,515
Item and data processing fees	619,281	638,057
Advertising and public relations	461,104	403,162
Supplies	501,483	458,116
Postage and courier	324,314	289,801
Telephone	141,738	284,438
Professional fees	329,363	272,771
Other noninterest expenses	2,611,702	1,722,716

Total noninterest expense	19,336,451	14,473,276

Income before income taxes	10,616,303	8,479,816
Provision for income taxes	3,983,304	3,128,662

NET INCOME	$6,632,999	$5,351,154

See accompanying notes.	3

F&M HOLDING COMPANY AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’
EQUITY AND COMPREHENSIVE INCOME

	Total	Shares of Common Stock	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Comprehensive Income

Balance, December 31, 2003	$27,450,045	18,583	$18,583	$7,624,972	$19,939,659	$(133,169)
Net income	5,351,154				5,351,154		$5,351,154
Stock issued	2,000,000	1,172	1,172	1,998,828
Net change in unrealized loss on securities available for sale, net of tax	(10,831)	—	—	—	—	(10,831)	(10,831)

Comprehensive income							$5,340,323

Balance, December 31, 2004	34,790,368	19,755	19,755	9,623,800	25,290,813	(144,000)
Net income	6,632,999	—	—	—	6,632,999		$6,632,999
Stock issued	2,000,000	1,019	1,019	1,998,981	—	—
Net change in unrealized loss on securities available for sale, net of tax	(919,000)	—	—	—	—	(919,000)	(919,000)

Comprehensive income							$5,713,999

Balance, December 31, 2005	$42,504,367	20,774	$20,774	$11,622,781	$31,923,812	$(1,063,000)

4	See accompanying notes.

F&M HOLDING COMPANY AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CASH FLOWS

	Year Ended December 31,

	2005	2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$6,632,999	$5,351,154
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	729,594	816,863
Provision for loan losses	1,500,000	1,950,000
Deferred income tax benefit	(725,171)	(332,242)
Federal Home Loan Bank stock dividends	(4,900)	(29,500)
(Gain) loss on sale of investments	33,306	(15,896)
Impairments of and rents received on other real estate owned	—	65,000
Gain on sale of other real estate owned	(33,215)	—
Gain on sale of loans held for sale	(1,531,079)	(1,012,316)
Originations of loans held for sale	(103,901,302)	(68,826,668)
Proceeds from sales of loans held for sale	108,412,225	69,283,380
(Discount) amortization of investment premiums, net	(6,156)	131,570
Amortization of deferred loan fees and costs, net	279,905	49,660
Changes in assets and liabilities:
Accrued interest receivable	(1,170,362)	(376,284)
Cash surrender value life insurance	(57,890)	(86,590)
Other assets	140,808	(708,953)
Accrued interest payable	169,340	138,756
Accrued expenses and other liabilities	23,441	473,401
Stock appreciation rights payable	700,000	355,395
Deferred compensation payable	102,290	108,921

Net cash provided by operating activities	11,293,833	7,335,651

CASH FLOWS FROM INVESTMENT ACTIVITIES
Purchases of held to maturity securities	(1,899,567)	—
Proceeds from maturities, repayments, and calls of held to maturity securities	284,069	—
Purchases of available for sale securities	(73,946,193)	(17,646,998)
Proceeds from sale of available for sale securities	1,958,125	3,609,776
Proceeds from maturities, repayments, and calls of available for sale securities	16,899,706	20,658,257
Purchase of Federal Home Loan Bank stock	—	(376,400)
Net increase in loans	(86,752,721)	(83,943,334)
Proceeds from sale of foreclosed assets	559,703	884,593
Purchases of premises and equipment	(2,387,116)	(5,039,226)

Net cash used in investing activities	(145,283,994)	(81,853,332)

F&M HOLDING COMPANY AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CASH FLOWS

	Year Ended December 31,

	2005	2004

CASH FLOWS FROM FINANCING ACTIVITIES
Net increase in deposits	$96,870,872	$85,773,311
Repayment of FHLB advances	(38,000)	(38,000)
Net increase (decrease) in short-term borrowings	18,480,963	(5,525,000)
Net increase in securities sold under agreements to repurchase	20,534,883	1,290,350
Proceeds from issuance of stock	2,000,000	2,000,000

Net cash provided by financing activities	137,848,718	83,500,661

NET CHANGE IN CASH AND CASH EQUIVALENTS	3,858,557	8,982,980
Cash and cash equivalents, beginning of year	26,419,211	17,436,231

Cash and cash equivalents, end of year	$30,277,768	$26,419,211

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for:
Interest on deposits and borrowed funds	$8,976,234	$4,886,361

Income taxes	$4,377,000	$3,419,350

NONCASH INVESTING ACTIVITIES
Real estate acquired in settlement of loans	$210,325	$674,594

Sale of other real estate on contract	$191,250	$—

6	See accompanying notes.

F&M HOLDING COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies

Nature of operations:
F&M Holding Company (the Company) serves as a holding company for Farmers and Merchants State Bank (the Bank).  The Bank, which is wholly owned by the Company, is state chartered with branches in Boise, Garden City, Nampa, Caldwell, Meridian, Kuna, and Fruitland, Idaho, which provide full banking services, including a trust department.  The Bank grants commercial, mortgage real estate, and consumer loans and receives deposits from customers located primarily in southwestern Idaho.  As a state bank, the Bank is subject to regulation by the state of Idaho and the Federal Deposit Insurance Corporation.

Basis of consolidation:
The consolidated financial statements include F&M Holding Company and its wholly-owned subsidiary, Farmers & Merchants State Bank.  All significant intercompany balances and transactions have been eliminated.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities as of the date of the statement of condition and certain revenues and expenses during the reporting period.  Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses and the valuation of foreclosed real estate.

Management believes that the determination of the allowance for loan losses and the valuation of other real estate owned are appropriate.  While management uses currently available information to recognize losses on loans and other real estate, future additions to the allowance may be necessary based on changes in economic conditions, particularly in the southwestern Idaho area.  In addition, various regulatory agencies, as an integral part of their examination process, periodically review the Bank’s allowance for loan losses and other real estate owned.  Such agencies may require the Bank to recognize additions to the allowance based on their judgments of information available to them at the time of their examination.

Cash and due from banks:
Cash and due from banks consists of vault cash, cash items in the process of collection, and noninterest-bearing deposits with financial institutions.  The Bank considers cash and due from banks as cash equivalents.

For purposes of reporting cash flows, cash and cash equivalents include cash on hand, amounts due from banks, and federal funds sold.  Generally, federal funds sold are for one-day periods.

Interest-bearing accounts with other banks:
Interest-bearing deposits in banks mature within one year and are carried at cost.

F&M HOLDING COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies (Continued)

Investment securities:
Debt securities are classified as held to maturity when the Bank has a positive intent and ability to hold the securities to maturity.  Securities held to maturity are carried at amortized cost.  The amortization of premiums and accretion of discounts are recognized in interest income using methods approximating the interest method over the period to maturity.

Debt securities not classified as held to maturity are classified as available for sale.  Securities available for sale are carried at fair market value with unrealized gains and losses reported separately net of tax, through a separate component of stockholders’ equity.  Gains and losses on sales of securities are determined on the specific-identification method and are included in earnings.

Declines in the fair value of individual held to maturity and available for sale securities below their cost that are deemed to be other than temporary are reflected in earnings as realized losses.  In estimating other-than-temporary impairment losses, management considers (1) the length of time and the extent to which the fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer, and (3) the intent and ability of the Bank to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

Federal Home Loan Bank stock:
The Bank holds stock in the Federal Home Loan Bank (FHLB).  FHLB stock is a required investment of institutions that are members of the Federal Home Loan Bank system.  The required investment in the common stock is based on a predetermined formula and is carried at cost on the statement of financial condition.

The FHLB has two classes of stock, B(1) and B(2) stock.  B(1) stock can be sold back to the FHLB at cost, but is restricted as to purchase, sale, and redemption.  Class B(2) is not a required investment for institutions and is not restricted as to purchase and sale, but has the same redemption restrictions as class B(1) stock.  The Bank had $1,157,000 and $836,400 of B(1) stock at December 31, 2005 and 2004, respectively.  The Bank had $89,000 and $404,700 of B(2) stock at December 31, 2005 and 2004, respectively.

Loans available for sale:
Mortgage loans originated and intended for sale in the secondary market are carried at the lower of cost or estimated market value in the aggregate. Gains and losses are recorded in noninterest income based on the difference between the sales proceeds and carrying value of the related mortgage loan sold.

Loans:
The Bank grants mortgage, commercial, and consumer loans to customers.  A substantial portion of the loan portfolio is represented by loans to commercial businesses operating in southwestern Idaho.  The ability of the Bank’s debtors to honor their contracts is dependent upon the general economic conditions in this area.

F&M HOLDING COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies (Continued)

Loans (continued):
Loans that management has the intent and ability to hold for the foreseeable future or until maturity or pay-off generally are reported at their outstanding unpaid principal balances adjusted for charge offs, the allowance for loan losses, and any deferred fees or costs on originated loans. Interest income is accrued on the unpaid principal balance.  Loan origination fees, net of certain direct origination costs, are deferred and recognized as an adjustment of the related loan yield using the simple interest method.

The accrual of interest on loans is discontinued at the time the loan is 90 days delinquent unless the credit is well-secured and in process of collection.  Loans are placed on nonaccrual or charged off at an earlier date if collection of principal or interest is considered doubtful.

All interest accrued but not collected for loans that are placed on nonaccrual or charged off is reversed against interest income.  The interest on these loans is accounted for on the cash-basis or cost-recovery method until qualifying for return to accrual.  Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

Allowance for loan losses:
The allowance for loan losses is established as losses are estimated to have occurred through a provision for loan losses charged to earnings.  Loan losses are charged against the allowance when management believes the uncollectibility of a loan balance is confirmed.  Subsequent recoveries, if any, are credited to the allowance.

The allowance for loan losses is evaluated on a regular basis by management and is based upon management’s periodic review of the collectibility of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, estimated value of any underlying collateral, and prevailing economic conditions. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available.

A loan is considered impaired when, based on current information and events, it is probable that the Bank will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due.  Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case- by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record, and the amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan-by-loan basis for commercial and construction loans using the fair value of the collateral for collateral dependent loans.

F&M HOLDING COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies (Continued)

Premises and equipment:
Land is carried at cost. Other premises and equipment are carried at cost net of accumulated depreciation.  Depreciation is computed using the straight-line method based principally on the estimated useful lives of the assets for financial statement purposes.  Accelerated depreciation methods are used for federal income tax purposes.  Maintenance and repairs are expensed as incurred while major additions and improvements are capitalized.  Gains and losses on dispositions are included in current operations.

Other real estate owned:
Real estate properties acquired through or in lieu of loan foreclosure are initially recorded at the lower of the Bank carrying amount or fair value less estimated selling cost at the date of foreclosure. Any write-downs based on the assets’ fair value at the date of acquisition are charged to the allowance for loan losses.  After foreclosure, these assets are carried at the lower of their new cost basis or fair value less cost to sell.

Off-balance-sheet financial instruments:
In the ordinary course of business, the Bank has entered into off-balance-sheet financial instruments consisting of commitments to extend credit and standby letters of credit.  Such financial instruments are recorded in the financial statements when they are funded or related fees are incurred or received.

Income taxes:
Income taxes are provided for the tax effects of the transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences in accounting for the allowance for loan losses, accumulated depreciation, and deferred compensation.  Deferred income taxes are provided for temporary differences between items of income or expense reported in the financial statements and those reported for income tax purposes.  The deferred tax assets and liabilities represent the future tax return consequences of those differences and will either be taxable or deductible when the assets and liabilities are recovered or settled.  Deferred taxes are computed using the asset and liability approach as prescribed in Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes.  Deferred tax assets and liabilities are reflected at the income tax rates applicable to the period in which the assets or liabilities are expected to be realized or settled.  As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

Advertising:
The Company expenses advertising costs in the year incurred.  Advertising costs were $208,698 and $240,155 for the years ended December 31, 2005 and 2004, respectively.

F&M HOLDING COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies (Continued)

Rate lock commitments:
The Bank enters into commitments to originate loans whereby the interest rate on the loan is determined prior to funding (rate lock commitments).  Rate lock commitments on mortgage loans that are intended to be sold are considered to be derivatives.  Accordingly, such commitments are recorded at fair value in derivative assets or liabilities, with changes in fair value recorded in the net gain or loss on sale of mortgage loans.  Fair value is based on fees currently charged to enter into similar agreements, and for fixed-rate commitments also considers the difference between current levels of interest rates and the committed rates.  Fees received were subsequently included in the net gain or loss on sale of mortgage loans.

Reclassifications
Certain amounts in the 2004 financial statements have been reclassified to conform to classifications adopted for reporting purposes in 2005.  These reclassifications had no effect on net income, comprehensive income, or stockholders’ equity.

Recent accounting pronouncements:
In December 2004, the Financial Accounting Standards Board (FASB) issued SFAS No. 123(R), Share-Based Payment.  This statement replaces SFAS No. 123, Accounting for Stock-Based Compensation and supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees.  SFAS No. 123(R) requires compensation cost relating to share-based payment transactions (for example, stock options granted to employees of the Bank) be recognized in financial statements.  That cost will be measured based on the fair value of the equity or liability instruments used.  SFAS No. 123(R) covers a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans.  The statement will be effective for the Company on January 1, 2006.

In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections. This Statement eliminates the requirement in APB Opinion No. 20, Accounting Changes, to include the cumulative effect of changes in accounting principle in the income statement in the period of change. To enhance the comparability of prior period financial statements, SFAS No. 154 requires that changes in accounting principle be retrospectively applied. The Statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS No. 154 is not expected to have any impact on the Company’s consolidated financial condition or results of operations.

F&M HOLDING COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies (Continued)

Other comprehensive income:
Accounting principles generally require that recognized revenue, expenses, gains, and losses be included in net income.  Although certain changes in assets and liabilities, such as unrealized gains and losses on available for sale securities, are reported as separate components of the equity section of the statement of financial condition, such items, along with net income are components of comprehensive income.

The components of other comprehensive income and related tax effects are as follows:

	2005	2004

Unrealized holding gain (loss) on available for sale securities	$(1,533,306)	$(1,296)
Reclassification adjustment for (gain) loss realized in income	33,306	(15,896)

Net change in unrealized loss on securities available for sale	(1,500,000)	(17,192)
Tax effect	581,000	6,361

NET CHANGE IN UNREALIZED LOSS ON SECURITIES AVAILABLE FOR SALE	$(919,000)	$(10,831)

Note 2 - Restrictions on Cash and Due From Banks

The Bank is required to maintain reserve funds in cash or on deposit with the Federal Reserve Bank.  The amount of this required reserve balance at December 31, 2005 and 2004 was $2,254,000 and $249,000, respectively.

Note 3 - Investment Securities

The amortized cost and fair values of securities with gross unrealized gains and losses is as follows at December 31:

	December 31, 2005

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Available for sale securities
Federal agencies	$55,567,858	$—	$(716,798)	$54,851,060
Municipals	4,407,551	12,970	(53,217)	4,367,304
Mortgage-backed securities	51,907,491	17,869	(988,824)	50,936,536

	$111,882,900	$30,839	$(1,758,839)	$110,154,900

F&M HOLDING COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3 - Investment Securities (Continued)

	December 31, 2004

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Available for sale securities
Federal agencies	$35,004,943	$4,012	$(271,719)	$34,737,236
Municipals	2,047,698	56,561	(1,510)	2,102,749
Mortgage-backed securities	19,769,047	46,027	(61,371)	19,753,703

	$56,821,688	$106,600	$(334,600)	$56,593,688

	December 31, 2005

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Held to maturity securities
Mortgage-backed securities	$1,615,498	$—	$(16,000)	$1,599,498

The amortized cost and fair value of debt securities by contractual maturity at December 31, 2005, are as follows:

	Available for Sale		Held to Maturity

	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Due one year or less	$9,625,491	$9,541,992	$—	$—
Due one to five years	46,332,510	45,724,449	—	—
Due five to ten years	3,067,134	3,016,686	—	—
Due after ten years	950,274	935,237	—	—

	59,975,409	59,218,364	—	—
Mortgage-backed securities	51,907,491	50,936,536	1,615,498	1,615,498

	$111,882,900	$110,154,900	$1,615,498	$1,615,498

Expected maturities will differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

F&M HOLDING COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3 - Investment Securities (Continued)

For the years ended December 31, 2005 and 2004, proceeds from sales of securities available for sale amounted to $1,958,125 and $3,609,776, respectively.  Gross realized gains amounted to $15,896 for the year ended December 31, 2004.  There were no gross realized gains for the year ended December 31, 2005.  Gross realized losses amounted to $33,306 for the year ended December 31, 2005.  There were no gross realized losses for the year ended December 31, 2004.

At December 31, 2005 and 2004, securities with an amortized cost of $66,042,522 and $32,003,876 respectively, were pledged to secure the Bank’s performance of its obligations under repurchase agreements.  Approximate market value of these securities was $64,946,525 and $31,789,159 at December 31, 2005 and 2004, respectively.  Securities with an amortized cost of $7,104,928 and $2,075,165 at December 31, 2005 and 2004, respectively, were pledged for other purposes required or permitted by law.  The approximate market value of these securities was $6,968,482 and $2,075,930 at December 31, 2005 and 2004, respectively.

Securities with unrealized losses at December 31, 2005, not recognized in income are as follows:

	December 31, 2005

	Less than 12 months		12 months or more		Total

	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

Available for sale securities
Federal agencies	$22,783,929	$192,811	$32,067,546	$523,987	$54,851,475	$716,798
Municipals	3,129,949	50,931	177,973	2,286	3,307,922	53,217
Mortgage-backed securities	38,327,699	741,034	9,257,659	247,790	47,585,358	988,824

	$64,241,577	$984,776	$41,503,178	$774,063	$105,744,755	$1,758,839

We have evaluated these securities and have determined that the decline in the value is temporary and not related to any company or industry specific event.  We have the ability and intent to hold the securities for a reasonable period of time for a forecasted recovery of the amortized cost in the event of a more favorable interest rate environment.  The fair value of these investments is expected to recover as the underlying bonds in the fund approach the maturity date and market conditions improve.

F&M HOLDING COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 4 - Loans

Loans at December 31 are summarized as follows:

	2005	2004

Commercial	$411,772,419	$330,667,789
Consumer	38,482,671	34,002,677
Residential real estate	2,259,255	1,122,107
Overdrafts	247,455	808,096

	452,761,800	366,600,669
Less allowance for loan losses	(6,653,103)	(5,534,369)
Net deferred loan fees and costs	(1,123,329)	(843,423)

	$444,985,368	$360,222,877

The loans fall into the following fixed and variable interest rate components:

	2005	2004

Variable	$379,743,548	$305,796,632
Fixed	73,018,252	60,804,037

	$452,761,800	$366,600,669

A summary of changes in the allowance for loan losses is as follows:

	2005	2004

Balance, beginning of year	$5,534,369	$5,248,526
Provision charged to expense	1,500,000	1,950,000
Loans charged off	(496,506)	(1,841,616)
Recoveries	115,240	177,459

Balance, end of year	$6,653,103	$5,534,369

F&M HOLDING COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 4 - Loans (Continued)

The following is a summary of information pertaining to impaired and nonaccrual loans:

	2005	2004

Impaired loans without a valuation allowance	$—	$—
Impaired loans with a valuation allowance	1,626,863	651,552

TOTAL IMPAIRED LOANS	$1,626,863	$651,552

Valuation allowance related to impaired loans	$224,366	$96,065

Total nonaccrual loans	$1,730,988	$848,445

Total loans past-due ninety days or more still accruing interest	$—	$—

Average investment in impaired loans	$1,951,333	$1,639,143

Interest income recognized on impaired loans	$117,564	$—

Note 5 - Premises and Equipment

A summary of premises and equipment at December 31 is as follows:

	2005	2004

Land	$3,777,321	$3,472,689
Buildings	6,483,449	4,561,030
Leasehold improvements	1,478,327	758,427
Furniture, fixtures, and equipment	4,705,742	3,571,170
Construction in-process	104,566	1,786,297

	16,549,405	14,149,613
Less accumulated depreciation	(3,670,583)	(2,928,313)

	$12,878,822	$11,221,300

Depreciation expense for the years ended December 31, 2005 and 2004 was $729,594 and $816,863, respectively.

F&M HOLDING COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 6 - Deposits

Deposit account balances at December 31 are summarized as follows:

	2005	2004

Noninterest-bearing demand deposits	$123,261,991	$96,145,476
Savings, money market, and N O W accounts	226,996,138	175,495,766
Certificates of deposit	146,676,860	128,422,875

	$496,934,989	$400,064,117

The aggregate amount of time deposits exceeding $100,000 was $107,606,098 and $92,123,032 as of December 31, 2005 and 2004, respectively.  At December 31, 2005, the scheduled maturities of time deposits are as follows for years ended December 31:

2006	$58,801,983
2007	32,381,856
2008	21,882,719
2009	8,354,462
2010	25,255,840

$146,676,860

Note 7 - Securities Sold Under Agreements to Repurchase and Other Borrowed Funds

Securities sold under agreements to repurchase generally mature within one to four days from the transaction date.  Securities underlying the agreements are presented in Note 3.  Other borrowed funds consist of short-term advances from the Federal Home Loan Bank of Seattle (FHLB) and Zions Bank and a long-term note payable with the FHLB.

Information concerning securities sold under agreements to repurchase is summarized as follows:

	2005	2004

Average balance during the year	$47,037,330	$28,224,726
Average interest rate during the year	3.09%	1.63%
Maximum month-end balance during the year	$62,000,091	$27,947,492

F&M HOLDING COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 7 - Securities Sold Under Agreements to Repurchase and Other Borrowed Funds (Continued)

The Bank has unsecured operating lines of credit with KeyBank and Zions Bank for $10,000,000 and $5,000,000, respectively.  There was no outstanding balance under the KeyBank line of credit at December 31, 2005 and 2004.  At December 31, 2005, the outstanding balance under the Zions Bank line of credit was $2,180,963.  There was no outstanding balance at December 31, 2004.  In addition, the Bank has an operating line of credit with FHLB for up to 15% of total assets.  Interest is charged at the market rate for federal funds purchased.  At December 31, 2005, the outstanding balance under the FHLB line of credit was $16,300,000.  There was no outstanding balance under the FHLB line of credit at December 31, 2004.

The Bank has one long-term note payable with FHLB.  This note payable matures October 1, 2010, and is due in annual installments of $38,000 at a fixed interest rate of 6.62%.  At December 31, 2005 and 2004, the balance of this note was $190,000 and $228,000, respectively.

FHLB borrowings are collateralized by investment securities and residential real estate loans.

Note 8 - Income Taxes

The consolidated provision for income taxes at December 31 consists of the following:

	2005	2004

Current tax expense
Federal	$3,832,956	$2,826,678
State	875,519	634,228
Deferred benefit
Federal	(703,115)	(232,556)
State	(22,056)	(99,688)

	$3,983,304	$3,128,662

The provision for federal income taxes differs from that computed by applying federal statutory rates to income before federal income tax expense, as indicated in the following analysis:

	2005	2004

Federal income tax at statutory rates	$3,609,543	$2,883,137
Effect of permanent differences	(59,228)	(80,358)
Effect of state income taxes	487,385	410,072
Other	(54,396)	(84,189)

PROVISION FOR INCOME TAXES	$3,983,304	$3,128,662

F&M HOLDING COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 8 - Income Taxes (Continued)

The components of the net deferred tax assets at December 31 are as follows:

	2005	2004

Deferred tax assets:
Allowance for loan losses	$2,214,126	$1,522,753
Deferred compensation	1,422,816	1,075,852
Net unrealized loss on available for sale securities	665,000	84,015
Other	21,881	91,271

Total deferred tax assets	4,323,823	2,773,891

Deferred tax liabilities:
Accumulated depreciation	89,084	137,820
FHLB stock dividends	58,118	136,868
Deferred loan origination costs	310,667	—
Prepaid expenses	60,595	—

Total deferred tax liabilities	518,464	274,688

NET DEFERRED TAX ASSET	$3,805,359	$2,499,203

Note 9 - Leases

The Bank has entered into lease agreements for the rental of various operating facilities.  The terms range from annual operating leases to five-year noncancelable leases. Rental expense recognized for the years ended December 31, 2005 and 2004, was $491,567 and $236,821, respectively.  Total future lease commitments with nonrelated parties under noncancelable lease terms in excess of one year are as follows as of December 31, 2005:

Years ending December 31,

2006	$552,430
2007	482,463
2008	443,501
2009	402,420
2010	131,677
Thereafter	186,200

$2,198,691

F&M HOLDING COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 10 - Related Party Transactions

The Bank has entered into transactions with certain of its executive officers and directors.  The aggregate amount of loans to such related parties at December 31, 2005 and 2004, was $527,204 and $596,465, respectively.  During 2005 and 2004, there were principal advances of $22,000 and $668,455 and principal repayments of $91,261 and $111,990, respectively, on these related party loans.

The aggregate amount of deposits from related parties at December 31, 2005 and 2004, was $516,570 and $853,580, respectively.

The Bank paid attorney fees to a law firm owned in part by a director of the Bank.  These fees totaled $25,834 and $43,304 in 2005 and 2004, respectively.

Note 11 - Financial Instruments with Off-Balance-Sheet Risk

The Bank is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financial needs of its customers.  These financial instruments include commitments to extend credit and standby letters of credit.

The Bank’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amount of those instruments.  The Bank uses the same credit policies in making such commitments as it does for on-balance-sheet instruments.

An approximate summary of the Bank's financial instruments with off-balance-sheet risk at December 31 is as follows (dollars in thousands):

	2005	2004

Unused lines of credit	$93,962	$76,850
Letters of credit	4,944	5,213
Commercial real estate, construction, and land development loan commitments	64,612	27,818
Unused credit card limits	11,575	9,006

	$175,093	$118,887

F&M HOLDING COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 12 - Concentrations of Credit Risk

The majority of the Bank’s loans, commitments, and standby letters of credit have been granted to commercial customers in the Bank's market area, southwestern Idaho. Substantially all such customers are depositors of the Bank. The concentrations of credit by type of loan are set forth in Note 4.  The distribution of commitments to extend credit approximates the distribution of loans outstanding. Outstanding commitments and standby letters of credit are granted primarily to commercial borrowers.  The Bank, as a matter of policy, does not extend credit to any single borrower or group of related borrowers in excess of the limitations as established by regulation.  The Bank, as a matter of internal policy, does not extend credit to any single borrower or group of related borrowers in excess of $7,181,610.

The Bank places its cash with high credit quality institutions.  The amount on deposit fluctuates, and at times exceeds the insured limit by the U.S. Federal Deposit Insurance Corporation, which potentially subjects the Bank to credit risk.

Note 13 - Commitments and Contingent Liabilities

The Bank has a commitment for a deferred compensation plan to a former key management member.  The term of the plan requires annual payments of $135,000 until the year 2011.  The accrued liability related to this deferred compensation plan was $672,124 and $777,398 as of December 31, 2005 and 2004, respectively.

The Bank also has a salary continuation plan accrued for a senior executive of the Bank.  This liability was $1,126,120 and $918,556 as of December 31, 2005 and 2005, respectively.  Total expense related to this plan was $207,564 for 2005 and 2004.

The Board of Directors approved a stock appreciation rights plan (the Plan). The purpose of the Plan is to further long-term growth of earnings of F&M Holding Company by offering long-term incentives in addition to other compensation to officers and key employees of the Company's subsidiary, Farmers and Merchants State Bank, which will be responsible for such growth.  The Board of Directors award units to officers and key employees and the units are given a value. Each year the units are valued and the corresponding liability is booked for the appreciation in the value of the units.  The Plan has a vesting schedule of five years.  The total Plan value as of December 31, 2005 and 2004 was $1,714,881 and $1,088,564, respectively, of which $1,714,881 and $1,014,881 was vested.

Note 14 - Employee Benefit Plan

The Bank maintains a 401(k) salary deferral plan (the Plan).  All noncommissioned employees are eligible to participate in the Plan if they have completed six months of service, attained the age of 21, and worked 500 hours during the first six months.  An employee must work 1,000 hours per year to maintain eligibility.  Under this Plan, eligible employees can defer up to 15% of eligible compensation.  The Bank matches employee contributions to a maximum of 5% of employee salary deferred.  The cost recognized under this Plan for the years ended December 31, 2005 and 2004, was $311,708 and $278,595, respectively.

F&M HOLDING COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 15 - Regulatory Capital

The Bank is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Bank’s financial statements.  Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank’s assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices.  The Bank’s capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets, and of Tier 1 capital to average assets. Management believes, as of December 31, 2005 and 2004, that the Bank meets all applicable capital adequacy requirements.

As of December 31, 2005, the most recent notification from the Federal Deposit Insurance Corporation categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized the Bank must maintain minimum ratios as set forth in the table below. There are no conditions or events since the most recent notification that management believes have changed the Bank’s category.

The Bank’s actual and required capital amounts and ratios for the years ended December 31 are as follows (dollars in thousands):

			Capital Adequacy Purposes		To Be Well Capitalized Under Prompt Corrective Action Provisions
	Actual Amount
		Ratio	Amount	Ratio	Amount	Ratio

December 31, 2005
Total risk-based capital (to risk-weighted assets):	$51,063	10.34%	$39,503	>=8.0%	$49,378	>=10.0%
Tier 1 risk-based capital (to risk-weighted assets):	44,885	9.09%	19,751	>=4.0%	29,627	>=6.0%
Tier 1 leverage (to average assets):	44,885	7.48%	24,016	>=4.0%	30,020	>=5.0%
December 31, 2004
Total risk-based capital (to risk-weighted assets):	$40,314	10.56%	$30,548	>=8.0%	$38,184	>=10.0%
Tier 1 risk-based capital (to risk-weighted assets):	35,532	9.31%	15,274	>=4.0%	22,911	>=6.0%
Tier 1 leverage (to average assets):	35,532	7.72%	18,415	>=4.0%	23,018	>=5.0%

F&M HOLDING COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 16 - Fair Value of Financial Instruments

The fair value of a financial instrument is the current amount that would be exchanged between willing parties, other than in a forced liquidation. Fair value is best determined upon quoted market prices. However, in many instances, there are no quoted market prices for the Company’s various financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows.  Accordingly, the fair value estimates may not be realized in an immediate settlement of the instrument.  SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value presented may not necessarily represent the underlying fair value of the Company.

The estimated fair values of the Company’s financial instruments were as follows (dollars in thousands):

	December 31, 2005		December 31, 2004

	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value

Financial Assets:
Cash and cash equivalents	$30,278	$30,279	$26,419	$26,419
Securities available for sale	110,155	110,155	56,594	56,594
Securities held to maturity	1,615	1,599	—	—
Federal Home Loan Bank stock	1,246	1,246	1,241	1,241
Loans held for sale and loans receivable, net	445,992	445,312	364,210	362,182
Cash surrender value of life insurance	1,482	1,482	1,424	1,424
Accrued interest receivable	3,081	3,081	1,911	1,911
Financial Liabilities:
Deposits	496,935	496,513	400,074	399,924
Securities sold under agreements to repurchase	48,482	48,482	27,947	27,947
Federal Home Loan Bank advances	190	172	228	228
Other borrowed funds	18,481	18,481	—	—
Accrued interest payable	596	596	427	427

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Cash and cash equivalents:
The carrying amounts of cash and short-term instruments approximate fair value.

F&M HOLDING COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 16 - Fair Value of Financial Instruments (Continued)

Interest bearing deposits with other banks:
The carrying amounts of interest bearing deposits maturing within one year approximate their fair values.  Fair values of other interest bearing deposits are estimated using discounted cash flow analyses based on current rates for similar types of deposits.

Securities available for sale, securities held to maturity, and other investments:
The fair values of marketable securities, excluding Federal Home Loan Bank stock, are based on quoted market prices.  The carrying value of Federal Home Loan Bank stock approximates fair value based on the redemption provisions of the Federal Home Loan Bank.

Loans held for sale:
Fair values of mortgage loans held for sale are based upon commitments on hand from investors or prevailing market prices.

Loans receivable:
For variable rate loans that reprice frequently and with no significant change in credit risk, fair values are based on carrying values.  Fair values for certain mortgage loans (e.g. one-to-four family residential), credit card loans, and other consumer loans are based on quoted market prices of similar loans sold in conjunction with securitization transactions, adjusted for differences in loan characteristics.  Fair values for other loans (e.g. commercial real estate and investment property mortgage loans, commercial and industrial loans) are estimated using discounted cash flow analyses using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality.  Fair values for nonperforming loans are estimated using underlying collateral values where applicable.

Deposits:
The fair values disclosed for demand deposits (e.g. interest and noninterest checking, passbook savings, and certain types of money market accounts) are, by definition, equal to the amounts payable on demand at the reporting date (e.g. their carrying amounts).  The fair value of fixed maturity time deposits is estimated using the rates currently offered for deposits of similar remaining maturities.

Securities sold under agreements to repurchase:
The carrying amount of borrowings under repurchase agreements approximates their fair value.

Federal Home Loan Bank advances:
The fair value of FHLB advances is estimated using discounted cash flow analyses based on the Bank’s current incremental borrowing rates for similar types of borrowing arrangements.

Other borrowed funds:
The carrying amount of the Bank’s other borrowed funds approximates their fair value.

Accrued interest:
The carrying amounts of accrued interest approximate fair value.

F&M HOLDING COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 16 - Fair Value of Financial Instruments (Continued)

Off-balance sheet instruments:
Fair values for off-balance-sheet lending commitments are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties’ credit standings.  The fair value of the fees at December 31, 2005 and 2004, were insignificant.  See Note 11 for the notional amount of the commitments to extend credit.

Note 17 - Pending Merger

On December 27, 2005, the major stockholder of the Company entered into a merger agreement with Cascade Bancorp that provides for the merging of the Company into Cascade Bancorp during second quarter 2006.  The proposed merger is contingent on stockholder and regulatory approvals.  The major stockholder will receive common stock of Cascade Bancorp and cash in exchange for the outstanding common stock of the Company.  The Company will cease to exist as an entity following the merger.